Cash and cash equivalents (Tables)	12 Months Ended
Dec. 31, 2020
Cash and cash equivalents.
Schedule of cash and cash equivalents
	December 31, 2020	December 31, 2019
Cash	13	32
Bank account	10,996	716
Financial investments (i)	300,147	42,539
	311,156	43,287

(i)

The Company invests in a short-term fixed income investment funds with daily liquidity and no material risk of change in value. Financial investments presented an average gross yield of 101.7% of the annual CDI rate on December 31, 2020 (101.68% on December 31, 2019). All investments are highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value, and correspond to the cash obligations for the period.